UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________
FORM 8-K
 ________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 2, 2024
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AMEREN CORPORATION
(Exact name of registrant as specified in its charter)
  ________________________________________________

Missouri	1-14756	43-1723446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1901 Chouteau Avenue, St. Louis, Missouri 63103
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: (314) 621-3222
 ________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02	Results of Operations and Financial Condition.

On May 2, 2024, Ameren Corporation (“Ameren”) issued a press release announcing its earnings for the quarterly period ended March 31, 2024. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Ameren under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 8.01	Other Events.

In its press release dated May 2, 2024, Ameren disclosed the following unaudited consolidated financial statements: Statement of Income for the three months ended March 31, 2024, and March 31, 2023, Balance Sheet at March 31, 2024, and December 31, 2023, and Statement of Cash Flows for the three months ended March 31, 2024, and March 31, 2023. The foregoing consolidated financial statements are attached as Exhibit 99.2, and Ameren hereby incorporates such consolidated financial statements into this Item 8.01 of this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number:	Title:

99.1*	Press release regarding earnings for the quarterly period ended March 31, 2024, issued on May 2, 2024, by Ameren.

99.2
Ameren’s unaudited consolidated Statement of Income for the three months ended March 31, 2024, and March 31, 2023, Balance Sheet at March 31, 2024, and December 31, 2023, and Statement of Cash Flows for the three months ended March 31, 2024, and March 31, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

* Exhibit 99.1 is intended to be deemed furnished rather than filed pursuant to General Instruction B.2. of Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Ameren has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

By: /s/ Michael L. Moehn
Name: Michael L. Moehn
Title: Senior Executive Vice President and Chief Financial Officer
Date: May 2, 2024

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